UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

CBEYOND, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

320 Interstate North Parkway, Suite 500

Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 424-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 9, 2014, at the annual meeting of stockholders of Cbeyond, Inc. (the “Company”), the Company’s stockholders approved the following proposals (with the final results for each matter indicated below): (1) to adopt the Agreement and Plan of Merger, dated as of April 19, 2014 (the “Merger Agreement”), by and among the Company, Birch Communications, Inc., a Georgia corporation (“Birch”), and Hawks Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Birch, and approve the merger and other transactions contemplated by the Merger Agreement; (2) to approve certain compensation payable or that may become payable to the Company’s named executive officers in connection with the merger; (3) to approve, if necessary, the adjournment of the annual meeting to a later date to solicit additional votes in favor of the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement; (4) to elect two Class III directors to hold office until the effective time of the merger, or, if the merger is not completed, until the 2017 Annual Meeting of Stockholders (or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office); (5) to ratify the appointment by the Audit Committee of Ernst & Young LLP as Cbeyond’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (6) to approve the compensation that was paid to Cbeyond’s named executive officers.

These proposals are described in more detail in the definitive proxy statement, dated June 5, 2014, filed by the Company with the Securities and Exchange Commission on June 5, 2014. A copy of the press release relating to the stockholder approval of the Merger Agreement is attached as Exhibit 99.1 hereto.

Proposal 1: Adoption of the Merger Agreement

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,236,266	45,021	682,568	3,159,487

Proposal 2: Approval of Certain Compensation Payable or That May Become Payable to our Named Executive Officers in Connection with the Merger

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,160,203	3,607,889	2,195,763	3,159,487

Proposal 3: Approval, If Necessary, of the Adjournment of the Special Meeting to a Later Date to Solicit Additional Proxies in Favor of the Adoption and Approval of the Merger Agreement

FOR	AGAINST	ABSTAIN
29,117,235	1,566,639	439,468

Proposal 4: Election of Directors

Elected the following two nominees to the Board of Directors to serve as directors until the effective time of the merger, or, if the merger is not completed, until the 2017 Annual Meeting of Stockholders (or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office)

NOMINEES	FOR	WITHHELD	ABSTENTIONS AND BROKER NON-VOTES

James F. Geiger	27,218,958	744,897	3,159,487

Kevin Costello	27,266,659	697,196	3,159,487

Proposal 5: Ratification of Independent Auditor

FOR	AGAINST	ABSTAIN
30,605,667	98,618	419,057

Proposal 6: Approval of the Compensation of our Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,437,657	369,801	2,156,397	3,159,487

Item 7.01 Regulation FD Disclosure

On July 9, 2014, the Company issued a press release announcing the results of the annual meeting, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger, the range of consideration of the merger and the ability of the parties to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Cbeyond undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (2) the merger may involve unexpected costs, liabilities or delays; (3) the business of Cbeyond may suffer as a result of uncertainty surrounding the merger; (4) the outcome of any legal proceedings related to the merger; (5) Cbeyond may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (8) other risks to consummation of the merger, including the risk that the merger may not be consummated within the expected time period or at all. If the merger is consummated, Cbeyond stockholders will cease to have any equity interest in Cbeyond and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Cbeyond are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01	Exhibits and Financial Statements.

    (d) Exhibits

99.1	Press release, dated July 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBEYOND, INC.
Date: July 9, 2014
	By:	/s/ J. Robert Fugate
J. Robert Fugate
Executive Vice President and Chief Financial Officer